OTHER RECEIVABLES, PREPAYMENTS AND OTHER CURRENT ASSETS, PREPAYMENTS AND OTHER NON - CURRENT ASSETS - Prepayments and other non-current assets (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Prepayments and other non-current assets
Prepaid insurance premiums	$ 27	$ 62
Other prepayments for research and development expense	3,933	3,235
Total	$ 3,960	$ 3,297